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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): November 11, 1999





             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
            (Exact name of registrant as specified in its charter)


      Delaware                       333-53115                13-3320910
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
   of Incorporation)                File Number)           Identification No.)



  11 Madison Avenue
  New York, New York                                       10010
  (Address of Principal                                  (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 325-2000
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

Item 5.  Other Events.

Filing of the Trust Agreement

         In connection with the offering of the Credit Suisse First Boston Mortgage Securities Corp. Mortgage Pass-Through Certificates Series 1999-1, on October 29, 1999, Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") entered into (i) a Trust Agreement dated as of October 29, 1999 (the "Trust Agreement"), by and among the Depositor and The Bank of New York, as Owner Trustee. The Trust Agreement is annexed hereto as Exhibit 4.1.

Item 7.  Financial Statements, Pro Forma Financial

               (c)  Exhibits

                    The following are filed herewith. The exhibit numbers
               correspond with Item 601 of Regulations S-K.

                    Exhibit No.               Description
                    ----------                -----------
                       4.1                    Trust Agreement

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CREDIT SUISSE FIRST BOSTON
                                                MORTGAGE SECURITIES CORP.



                                                By:  /s/ Steve Katz
                                                     Name:  Steve Katz
                                                     Title: Vice President



Dated:  October 29, 1999

Exhibit Index


Exhibit
-------

  4.1                                                  Trust Agreement




             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
                                   Depositor

                                      and

                             THE BANK OF NEW YORK

                                    Trustee


                        -------------------------------

                                TRUST AGREEMENT

                         Dated as of October 29, 1999
                        -------------------------------

             Credit Suisse First Boston Mortgage Securities Corp.
                      Mortgage Pass-Through Certificates
                                 Series 1999-1

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


                                                 TABLE OF CONTENTS

Section                                                                                                        Page
-------                                                                                                        ----


                                                     ARTICLE I
                                                    DEFINITIONS

         Section 1.01.     Defined Terms..........................................................................1

                                                    ARTICLE II
                   CONVEYANCE OF THE UNDERLYING CERTIFICATES; ORIGINAL ISSUANCE OF CERTIFICATES

         Section 2.01.     Conveyance of the Underlying Certificates..............................................9
         Section 2.02.     Acceptance by Trustee.................................................................10
         Section 2.03.     Representations and Warranties of the Depositor.......................................11
         Section 2.04.     Issuance of Certificates..............................................................12
         Section 2.05.     Miscellaneous REMIC Provisions........................................................12
         Section 2.06.     Presentation for Transfer.............................................................13

                                                    ARTICLE III
                   ADMINISTRATION OF THE TRUST FUND; PAYMENTS AND REPORTS TO CERTIFICATEHOLDERS

         Section 3.01.     Administration of the Trust Fund......................................................14
         Section 3.02.     Certificate Account...................................................................16
         Section 3.03.     Permitted Withdrawals From the Certificate Account....................................16
         Section 3.04.     Distributions.........................................................................16
         Section 3.05.     Statements to Certificateholders......................................................18
         Section 3.06.     Reports of the Trustee; Certificate Accounts..........................................19
         Section 3.07.     Access to Certain Documentation and Information.......................................19

                                                    ARTICLE IV
                                                 THE CERTIFICATES

         Section 4.01.     The Certificates......................................................................20
         Section 4.02.     Registration of Transfer and Exchange of Certificates.................................21
         Section 4.03.     Mutilated, Destroyed, Lost or Stolen Certificates.....................................26
         Section 4.04.     Persons Deemed Owners.................................................................26
         Section 4.05.     Maintenance of Office or Agency.......................................................26

                                                     ARTICLE V
                                                    THE TRUSTEE

         Section 5.01.     Duties of Trustee.....................................................................27
         Section 5.02.     Certain Matters Affecting the Trustee.................................................28
         Section 5.03.     Trustee Not Liable for Certificates...................................................29
         Section 5.04.     Trustee May Own Certificates..........................................................29
         Section 5.05.     Indemnification of the Trustee........................................................29
         Section 5.06.     Eligibility Requirements for the Trustee..............................................30
         Section 5.07.     Resignation and Removal of the Trustee................................................30
         Section 5.08.     Successor Trustee.....................................................................31
         Section 5.09.     Merger or Consolidation of Trustee....................................................31
         Section 5.10.     Appointment of Co-Trustee or Separate Trustee.........................................31
         Section 5.11.     Limited Liability.....................................................................32
         Section 5.12.     SEC Filings...........................................................................32

                                                    ARTICLE VI
                                                   THE DEPOSITOR

         Section 6.01.     Liability of the Depositor............................................................33
         Section 6.02.     Merger, Consolidation or Conversion of the Depositor..................................33
         Section 6.03.     Limitation on Liability of the Depositor and Others...................................33

                                                    ARTICLE VII
                                                    TERMINATION

         Section 7.01.     Termination...........................................................................35
         Section 7.02.     Additional Termination Requirements...................................................36

                                                   ARTICLE VIII
                                             MISCELLANEOUS PROVISIONS

         Section 8.01.     Amendment.............................................................................37
         Section 8.02.     Action Under and Conflicts With the Underlying Agreements.............................38
         Section 8.03.     Recordation of Agreement..............................................................38
         Section 8.04.     Limitation on Rights of Certificateholders............................................38
         Section 8.05.     Governing Law.........................................................................39
         Section 8.06.     Notices...............................................................................39
         Section 8.07.     Severability of Provisions............................................................39
         Section 8.08.     Successors and Assigns................................................................40
         Section 8.09.     Article and Section Headings..........................................................40
         Section 8.10.     Certificates Nonassessable and Fully Paid.............................................40

Signatures


Schedule I   -  List of Underlying Certificates and Underlying Agreement
Exhibit A - Form of Class [A-1][A-2][A-3][A-4][A-5][A-6] Certificate............................................A-1
Exhibit B - Reserved............................................................................................B-1
Exhibit C - Form of Residual Certificate........................................................................C-1
Exhibit D - Form of Reverse of Certificate......................................................................D-1
Exhibit E - Form of Transferor's Affidavit......................................................................E-1
Exhibit F - Form of Transfer Affidavit for the Class R Certificate .............................................F-1


     TRUST AGREEMENT, dated as of October 29, 1999, by and between Credit Suisse First Boston Mortgage Securities Corp., as depositor (the "Depositor"), and The Bank of New York, as trustee (the "Trustee").

                             W I T N E S S E T H:

     WHEREAS, the Depositor and the Trustee desire to enter into a trust agreement dated as of the date hereof (the "Trust Agreement");

     NOW THEREFORE, in consideration of the mutual agreements herein contained, the Depositor and the Trustee agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     Section 1.01. Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Accretion Termination Date: The Distribution Date on which the Certificate Principal Balance of the Class A-4 Certificates has been reduced to zero.

     Accrual Distribution Amount: The amount of accrued interest on the Class A-5 Certificates that is added to the Certificate Principal Balance thereof pursuant to Section 3.04(d).

     Agreement: This Trust Agreement and all amendments hereof and supplements hereto.

     Available Funds: As of any date of determination and with respect to any Class of Certificates, the (i) aggregate of all amounts received by the Trustee on and prior to such Distribution Date as distributions on the Underlying Certificates, reduced by (ii) the sum of (a) any amounts or expenses payable or reimbursable to the Trustee from the Trust Fund hereunder (including without limitation pursuant to Section 5.05), (b) any taxes imposed upon the Trust and (c) any expenses reimbursable to the Depositor.

     Book-Entry Certificate. Any Certificate registered in the name of the Depository or its nominee which shall initially include the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates.

     Book-Entry Underlying Certificate. Any Underlying Certificate registered in the name of the Depository or its nominee.

     Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banks in the State of New York are authorized or obligated by law to be closed.

     Certificate: Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class R Certificates, executed and countersigned by the Trustee substantially in the forms attached hereto.

     Certificate Account: The account established with respect to the Trust Fund, which shall at all times be an Eligible Account, created and maintained by the Trustee pursuant to Section 3.02. Funds deposited in the Certificate Account shall be held in trust for the related Certificateholders for the uses and purposes set forth in this Agreement.

     Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified Organization nor a Non-U.S. Person shall be a Holder of a Residual Certificate for any purpose hereof and, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any Affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in
Section 9.01. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

     Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

     Certificate Principal Balance: As to any Principal Distribution Date and each Class of Certificates, the Initial Certificate Principal Balance of such Class, less all amounts distributed to Holders of such Class on previous Distribution Dates on account of principal pursuant to Section 3.04.

     Certificate Register: The register maintained pursuant to Section
4.02(a).

     Class: All Certificates bearing the same designation as set forth in
Section 4.01 hereof.

     Class A Certificates: Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 or Class A-6 Certificates.

     Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates: The Certificates executed and countersigned by the Trustee substantially in the form set forth in Exhibit A hereto.

     Class A-6 Amount: As to any Distribution Date, the lesser of (i) the Certificate Principal Balance of the Class A-6 Certificates and (ii) the product of (1) the Scheduled Percentage, (2) the Class A-6 Percentage and (3) the amount of Available Funds allocable to principal.

     Class A-6 Percentage: As to any Distribution Date, the fraction, expressed as a percentage, the numerator of which is equal to the Certificate Principal Balance of the Class A-6 Certificates and the denominator of which is equal to the aggregate Certificate Principal Balances of all the Certificates.

     Class R Certificate: The Certificate executed and countersigned by the Trustee substantially in the form set forth in Exhibit C hereto.

     Closing Date: October 29, 1999.

     Code: The Internal Revenue Code of 1986, as amended.

     Corporate Trust Office: The principal corporate trust office of the Trustee in the State of New York at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 101 Barclay Street - 12E, New York, New York 10286.

     Depositor: Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation, or its successors in interest.

     Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

     Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Definitive Certificate: Any definitive, fully registered Certificate.

     Disqualified Organization: Means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from federal income tax unless such organization (other than a farmers' cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511.

     Distribution Date: The second Business Day following the 25th day of each calendar month beginning on November 29, 1999.

     Eligible Account: A segregated account that is (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated P-1 by Moody's and A-1 by Standard & Poor's (or comparable ratings if Moody's and Standard & Poor's are not the Rating Agencies) at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the Federal Deposit Insurance Corporation (to the limits established by such corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an opinion of counsel delivered to the Trustee and to each Rating Agency, the Certificateholders will have a claim with respect to the funds in such account or a perfected first priority security interest against such collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity or (iv) otherwise acceptable to each Rating Agency without reduction or withdrawal of their then current ratings of the Certificates as evidenced by a letter from each Rating Agency to the Trustee.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     Initial Certificate Principal Balance: With respect to each Class of Certificates, the aggregate principal balance of such Class on the Closing Date as set forth in Section 4.01 hereof.

     Interest Accrual Period: As to any Distribution Date, the calendar month preceding such Distribution Date.

     Interest Shortfall: As to any Distribution Date, and Class of Certificates the amount, if any, by which the amount distributed to holders of such Class (or added to the Certificate Balance thereof, with respect to the Class A-5 Certificates) on such Distribution Date is less than the Optimal Interest Distribution Amount for such Class and Distribution Date.

     Investment Company Act: The Investment Company Act of 1940, as amended.

     Majority in Interest: As to any Class of Certificates, the Holders of Certificates of such Class evidencing, in the aggregate, at least 51% of the Percentage Interests evidenced by all Certificates of such Class.

     Non-Registered Certificate: A Certificate other than a Registered Certificate.

     Non-U.S. Person: Means an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia (except, in the case of a partnership, Treasury regulations are adopted that provide otherwise), an estate that is subject to U.S. federal income tax regardless of the source of its income, or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

     Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Depositor as required by this Agreement.

     Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor or in-house counsel for a Person that is a transferor or transferee in respect of a Transfer of a Certificate, which opinion is reasonably acceptable to the Trustee; provided, however, that any opinion of counsel relating to (i) the qualification of any account required to be maintained pursuant to this Agreement as an Eligible Account or (ii) the qualification of the Trust Fund, as a REMIC or compliance with the REMIC Provisions, shall be an opinion of independent counsel.

     Optimal Interest Distribution Amount: For any Class with respect to any Distribution Date, one month's interest at the Pass-Through Rate on the Certificate Principal Balance of such Class of Certificates less such Class's Prepayment Interest Shortfall Amount for such Distribution Date (but in no event less than zero).

     Ownership Interest: As to any Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial as owner or pledgee.

     Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and countersigned under this Agreement except:

          (i) Certificates theretofore cancelled by the Trustee or delivered to the Trustee for cancellation; and

          (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

     Pass-Through Rate: With respect to any Distribution Date, 6.75%.

     Percentage Interest: With respect to any Certificate, the "Denomination" thereof set forth in such Certificate divided by the aggregate Initial Certificate Principal Balance of the related Class of Certificates.

     Permitted Investments: At any time, any one or more of the following obligations and securities: certificates of deposit, demand or time deposit, federal funds or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company) are then rated in the highest rating category for such securities.

     Permitted Transferee: Shall mean (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(l) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any State thereof or the District of Columbia (except, in the case of a partnership, Treasury regulations are adopted that provide otherwise), an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form 4224 or any applicable successor form, and (vi) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class R Certificates to such Person may cause the REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

     Person: Any individual, corporation, partnership, limited partnership, joint venture, bank, limited liability company, association joint-stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     Plan: Pension, profit sharing or other employee benefit or other plans (such as individual retirement accounts) that are subject to Title I of ERISA or to Section 4975 of the Code.

     Prepayment Interest Shortfall: For any Underlying Remittance Date, with respect to a Mortgage Loan which was the subject of a prepayment in full or in part, the difference between (a) one month's interest on such Mortgage Loan, and (b) the amount of interest actually paid by the related mortgagor.

     Rating Agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors and assigns and Fitch IBCA, Inc. or its successors or assigns.

     Record Date: With respect to the first Distribution Date the Closing Date. With respect to any other Distribution Date, the last Business Day of the month preceding the month in which such Distribution Date occurs.

     Regular Certificates: The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 Certificates.

     REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates will constitute "regular interests" in the REMIC and the Class R Certificates will constitute the sole class of "residual interests" in the REMIC.

     REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

     Residual Certificate: The Class R Certificate.

     Responsible Officer: When used with respect to the Trustee, an officer of the Trustee assigned to the Corporate Trust Office, including any Vice President, any Assistant Vice President, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Agreement.

     Rule 3a-7: Rule 3a-7 of the Investment Company Act, as then in effect (or any successor rule).

     Scheduled Percentage: As to any Distribution Date will equal the percentage set forth below:


    Distribution Date Occurring In                                           Scheduled Percentage
    ------------------------------                                           --------------------


    November 1999 through October 2004...............................                 0%
    November 2004 through October 2005...............................                30%
    November 2005 through October 2006...............................                40%
    November 2006 through October 2007...............................                60%
    November 2007 through October 2008...............................                80%
    November 2008 and thereafter.....................................               100%


     Securities Intermediary: The meaning specified in Section 8-102(a)(14) of the UCC.

     Start-up Day: With respect to the REMIC, the day designated as such pursuant to Section 2.05(b).

     Tax Matters Person: The Person or Persons designated from time to time to act as the "tax matters person" (within the meaning of the REMIC Provisions) of the REMIC.

     Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the REMIC due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Transfer: Any direct or indirect transfer, sale pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transfer Affidavit: A certificate substantially in the form of Exhibit F hereto.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor Affidavit: A certificate substantially in the form of Exhibit E hereto.

     Trustee: The Bank of New York, a New York banking corporation and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

     Trustee Fee: Any investment income on the amounts on deposit in the Certificate Account.

     Trust Fund: The corpus of the trust created by this Agreement and evidenced by the related Certificates, consisting of: (i) the related Underlying Certificates, (ii) all distributions thereon on and after the Closing Date, (iii) the Certificate Account and such assets as are deposited therein from time to time, and (iv) any net proceeds from the investment of amounts on deposit in the Certificate Account, together, in each case, with any and all income, proceeds and payments with respect thereto.

     UCC: The Uniform Commercial Code as in effect in the State of New York as of the date hereof.

     Underlying Agreements: As set forth on Schedule I hereto.

     Underlying Certificates: The certificates identified on Schedule 1 hereto.

     Underlying Remittance Date: With respect to the Underlying Certificates, the 25th day of each month, or, if such is not a business day (as defined in the related Underlying Agreement), the next succeeding business day).

     Underlying Trust Fund: The trust fund relating to the Underlying Certificates.

     Underlying Trustee: With respect to each of the Underlying Certificates, the trustee under the Underlying Agreement.

     Unpaid Interest Shortfall: As to any Distribution Date and any Class, the amount, if any, by which the aggregate of the Interest Shortfalls for prior Distribution Dates exceeds the aggregate of the amounts distributed on prior Distribution Dates to holders of such Class of Certificates as reimbursement for such Interest Shortfalls.

                                  ARTICLE II

                  CONVEYANCE OF THE UNDERLYING CERTIFICATES;
                       ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01. Conveyance of the Underlying Certificates. The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, convey, sell and assign to the Trustee, on behalf of the Holders of the Certificates, without recourse, all the right, title and interest of the Depositor in and to the Underlying Certificates with appropriate endorsements and other documentation sufficient under the Underlying Agreements to transfer the Underlying Certificate to the Trustee, including all distributions thereon payable after the related Underlying Remittance Date in October 1999 with appropriate endorsements and other documentation sufficient under the Underlying Agreements to transfer such Underlying Certificates to the Trustee, and agrees to transfer to the Trustee promptly upon receipt (by wire transfer of immediately available funds), any amounts payable thereon after the Underlying Remittance Dates in October 1999 and all proceeds of the foregoing.

     The transfer of the Underlying Certificates and all other assets constituting the Trust Fund is absolute and is intended by the parties hereto as a sale. Except to the extent required to have the Underlying Certificates reregistered in its own name or a nominee name, the Trustee shall have the beneficial ownership interest in the Underlying Certificates to be registered with the Depository in the name of the Securities Intermediary for the account of the Trustee and shall not assign, sell, dispose of or transfer any interest in the Underlying Certificates or any other asset constituting the Trust Fund or permit the Underlying Certificates or any other asset constituting the Trust Fund to be subjected to any lien, claim or encumbrance arising by, through or under the Trustee or any person claiming by, through or under the Trustee. The Depositor agrees to provide to the Trustee all documents required for the transfer to the Trustee of the beneficial ownership interest in the Underlying Certificate and the Trustee is hereby authorized and directed to execute such documents.

     It is intended that the conveyance of the Underlying Certificates by the Depositor to the Trustee as provided in this Section be, and be construed as, a sale of the Underlying Certificates by the Depositor to the Trustee for the benefit of the Certificateholders. It is, further, not intended that such conveyance be deemed a pledge of the Underlying Certificates by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Underlying Certificates are held to be the property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest in the Underlying Certificates, then it is intended that
(a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the corresponding articles of the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be a grant by the Depositor to the Trustee for the benefit of the Certificateholders of a security interest in all of the Depositor's right, title and interest, whether now owned or hereafter acquired, in and to (A) the Underlying Certificates, (B) all amounts payable to the holders of the Underlying Certificates after the Closing Date in accordance with the terms thereof and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account, whether in the form of cash, instruments, securities or other property; (c) the registration of the beneficial ownership interest in the Underlying Certificates with the Depository in the name of the Securities Intermediary for the account of the Trustee and the possession by the Trustee or its agent of such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The Depositor and the Trustee, at the Depositor's direction and expense, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Underlying Certificates and other assets constituting the Trust Fund described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

     Section 2.02. Acceptance by Trustee. The Trustee hereby confirms that it has confirmation from The Bank of New York, as Securities Intermediary for the Trustee that (i) the Book-Entry Underlying Certificates have been confirmed by the Depository to have been delivered to the Trustee, subject to no other interests, and held in the Securities Intermediary in book-entry form, as a participant in the Depository and (ii) the Securities Intermediary is holding such Book-Entry Underlying Certificates for the account of the Trustee, as owner of the Underlying Certificates as trustee for the Certificateholders. The Trustee declares that it shall hold ownership interest in the Underlying Certificates in trust, upon the terms herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees, for the benefit of Certificateholders, to confirm that the class designation and original principal balance conform to the information set forth in respect of the Underlying Certificates on Schedule I within 10 days after execution and delivery of this Agreement. If in the course of such confirmation the Trustee finds that the information on any Underlying Certificate does not conform to the related information set forth on Schedule I, the Trustee shall promptly so notify the Depositor. The Depositor shall promptly correct or cure such defect within 45 days from the date it was notified of such omission or defect and, if the Depositor does not correct or cure such omission or defect within such period, the Depositor shall purchase the Underlying Certificates from the Trustee on the Distribution Date in the month following the month in which such 45-day period expired at the Purchase Price of the Underlying Certificate. The Purchase Price for the purchased Underlying Certificate shall be deposited in the Certificate Account on such date for distribution to Certificateholders and, upon receipt by the Trustee of such deposit, the Trustee shall cause the Securities Intermediary to hold any such repurchased Underlying Certificate which is a Book-Entry Underlying Certificate for the account of the Depositor and shall take such other action as shall be necessary to vest in the Depositor or its designee any Underlying Certificate released pursuant hereto. It is understood and agreed that the obligation of the Depositor to purchase any Underlying Certificate as to which a defect or omission exists shall constitute the sole remedy against the Depositor respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders.

     Section 2.03. Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Trustee as of the Closing Date as follows:

     (a) With respect to each of the Underlying Certificates:

          (i) the Depositor is the sole owner of the Underlying Certificate free and clear of any lien, pledge, charge or encumbrance of any kind;

          (ii) the Depositor has not assigned any interest in the Underlying Certificate or any distributions thereon, except as contemplated herein; and

          (iii) the documents furnished to the Trustee in connection with the Underlying Certificate are sufficient to effect the transfer of the Underlying Certificate to the Trustee.

     The representations and warranties set forth in this Section 2.03(a) shall survive the transfer and assignment of the Underlying Certificates. Upon discovery by the Depositor or a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders in any of the Underlying Certificates, the Depositor or the Trustee shall give prompt written notice to the other and to the Certificateholders. On or prior to the Distribution Date in October 2001, the Depositor shall cure such breach in all material respects or, if such breach cannot be cured, the Depositor shall repurchase each affected Underlying Certificate from the Trustee if the Depositor is so directed by Holders of a Majority in Interest of the related Class or Classes of Regular Certificates. Any such repurchase of an Underlying Certificate by the Depositor shall be accomplished prior to the related Distribution Date, in any calendar month at a price (the "Purchase Price") equal to the principal balance of such Underlying Certificate on the related Underlying Remittance Date (prior to giving effect to any distributions on such Underlying Remittance Date pursuant to the related Underlying Agreement) plus interest thereon at the Pass-Through Rate from the first day of the month of such repurchase up to but not including the date of such repurchase. The payment of the Purchase Price shall be considered a prepayment in full of each such repurchased Underlying Certificate and shall be delivered to the Trustee for deposit in the Certificate Account in accordance with the provisions of
Section 3.02 hereof. Upon such deposit into such Certificate Account, the repurchased Underlying Certificate shall be released to the Depositor, and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be reasonably requested and provided by the Depositor to vest in the Depositor, or its designee or assignee, title to the Underlying Certificate repurchased pursuant hereto. The obligation of the Depositor to cure or repurchase the Underlying Certificate shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders.

     (b) With respect to the Depositor:

          (i) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to execute, deliver and perform this Agreement.

          (ii) This Agreement has been duly authorized, executed and delivered by the Depositor and constitutes the legal, valid and binding agreement of the Depositor, enforceable in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (iii) Neither the execution nor the delivery of this Agreement nor the issuance, delivery and sale of the Certificates, nor the consummation of any other of the transactions contemplated herein nor the fulfillment of the terms of this Agreement or the Certificates will result in the breach of any term or provision of the charter or by-laws of the Depositor or conflict with, result in a breach, violation or acceleration of or constitute a default under, the terms of any material indenture or other agreement or instrument to which the Depositor is a party or by which it is bound, or any statute, order or regulation applicable to the Depositor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Depositor.

          (iv) There are no actions or proceedings against, or investigations of, the Depositor pending, or, to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement or the Certificates, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, or (C) which might materially and adversely affect the validity or enforceability of this Agreement or the Certificates.

     It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the Trust Fund to the Trustee. Upon discovery by the Depositor or a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties which breach materially and adversely affects the interests of the Certificateholders, the party discovering such breach shall give prompt written notice to the other party and to the Rating Agency.

     Section 2.04. Issuance of Certificates. The Trustee acknowledges the receipt by it of the Underlying Certificates and concurrently with such receipt, the Trustee has duly executed, countersigned and delivered, to or upon the order of the Depositor, the Certificates in authorized denominations and registered in such names as the Depositor has directed in writing.

     Section 2.05. Miscellaneous REMIC Provisions. (a) The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates are hereby designated as "regular interests," and the Class R Certificates are hereby designated as the single class of "residual interests," in the REMIC for purposes of Sections 860G(a)(1) and 860G(a)(2) of the Code.

     (b) The Closing Date will be the "Start-up Day" of the REMIC within the meaning of Section 860G(a)(9) of the Code.

     (c) The Holder of the Class R Certificate, is hereby designated as the "tax matters person" of the REMIC within the meaning of Section 6231(a)(7) of the Code. The Holder of the Class R Certificate, by its acceptance of such Certificate, shall be deemed to have agreed to the appointment of the Trustee as its agent in performing the functions of "tax matters person."

     Section 2.06. Presentation for Transfer. The Trustee shall present the documents described in Section 2.01 for registration of transfer of the Underlying Certificates, pursuant to the requirements under the respective Underlying Agreements, to the respective Underlying Trustees, immediately following the Closing Date.

                                 ARTICLE III

                       ADMINISTRATION OF THE TRUST FUND;
                  PAYMENTS AND REPORTS TO CERTIFICATEHOLDERS

     Section 3.01. Administration of the Trust Fund. (a) It is intended that the Trust Fund formed hereunder shall constitute, and that the affairs of the Trust Fund shall be conducted so as to qualify as, a REMIC as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as the agent of the Trust Fund (and the Trustee is hereby appointed to act as such agent), and that in such capacity it shall: (i) prepare and file, or cause to be prepared and filed, in a timely manner, and sign, any Tax Returns required by the REMIC Provisions and other applicable income tax laws, using a calendar year as the taxable year for the REMIC; (ii) make or cause to be made an election, on behalf of the REMIC, to be treated as a REMIC on the Tax Return of the REMIC for its first taxable year, in accordance with the REMIC Provisions; (iii) prepare, file, deliver and sign any and all Tax Returns, information statements or other forms required to be delivered to any governmental taxing authority (including, without limitation, within 30 days after the Closing Date, Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMICs) and Issuers of Collateralized Debt Obligations"), or to any Certificateholder, pursuant to any applicable federal, state or local tax laws with respect to the Trust Fund or the related Certificates and the transactions contemplated by this Agreement; (iv) provide to each of the related Certificateholders such data necessary for their original issue discount computations and market discount computations with respect to such Certificates for federal income tax purposes and such information as such Certificateholders may reasonably request from time to time; (v) conduct the affairs of the Trust Fund so as to maintain the status thereof as a REMIC under the REMIC Provisions; (vi) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the Trust Fund; (vii) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Holder who is not a Permitted Transferee or an agent (including a broker, nominee or other middleman) of a Person who is not a Permitted Transferee or a pass-through entity in which a Person who is not a Permitted Transferee is the record holder of an interest, provided that the reasonable cost of computing and furnishing such information shall be charged to the Person liable for such tax; (viii) maintain records relating to the REMIC, including but not limited to the income, expenses, assets and liabilities of the REMIC, and the fair market value and adjusted basis of the assets included in the REMIC determined at such intervals as may be required by the Code and as may be necessary to prepare the foregoing returns, schedules, statements or information; and (ix) as and when necessary and appropriate, represent the REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of the REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of the REMIC, and otherwise act on behalf of the REMIC in relation to any tax matter or controversy involving the REMIC; provided, however, that the Trustee shall have no liability for any failure by it to perform its obligations under this
Section 3.01(a) if the information or data necessary to perform such obligations has not been provided to the Trustee, unless such failure to perform results solely from the negligence or bad faith of the Trustee.

     (b) In the event that any federal, state or local tax (including a tax on "prohibited transactions" as defined in Section 860F of the Code) is imposed on the REMIC and is not otherwise paid pursuant to this provision of the Agreement, such tax shall be charged first against amounts otherwise distributable to the Holders of the Residual Certificates and then against amounts otherwise distributable to the Holders of the Regular Certificates. The Trustee is hereby authorized to retain from amounts otherwise distributable to the related Certificateholders sufficient funds to pay or provide for the payment of, and to actually pay, such tax as is legally owed by the REMIC (but such authorization shall not prevent the Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); in addition, upon the direction of the Holders of a Majority in Interest of the Residual Certificates the Trustee shall institute, conduct and terminate appropriate proceedings to contest any such tax, provided that the Holders of a Majority in Interest of the Residual Certificates shall indemnify the Trustee for all expenses, costs and liabilities arising from any such action.

     (c) Notwithstanding the provisions of paragraph (b) above, the Holders of the Residual Certificates, shall pay on written demand, and shall indemnify and hold harmless the Trustee and the related REMIC from and against, any and all federal, state and local taxes, including taxes on "prohibited transactions" as defined in Section 860F of the Code (including, for this purpose, any and all interest, penalties, fines and additions to tax, as well as any and all reasonable counsel fees and out-of-pocket expenses incurred in contesting the imposition of such tax) imposed on the REMIC. Such indemnification shall survive the termination of the Agreement and the REMIC created hereby.

     (d) In connection with its receipt of any distribution on the Underlying Certificates on any Underlying Remittance Date, the Trustee shall verify the principal or interest, as applicable, through a factor line or by other public information systems established and customarily relied upon for such purpose and shall confirm that the principal or interest payment received on such date is equal to the distribution amount reflected on such factor line or other information system. If (i) the amount of any distribution varies from the amount reflected on such factor line or other information system for such distribution, (ii) the Trustee shall not have received a distribution by the close of business on the date on which such distribution was to be received by the Trustee, or (iii) a Responsible Officer of the Trustee shall gain actual knowledge of any default under the related Underlying Agreement, the Trustee shall promptly notify the Depositor and the Certificateholders, and shall proceed in accordance with the provisions of Section 8.02.

     (e) The Depositor, upon request, shall promptly furnish the Trustee with all such information as may be reasonably required in connection with the Trustee's preparation of all Tax Returns of the REMIC or to enable the Trustee to respond to reasonable requests for information made by related
Certificateholders in connection with tax matters.

     Section 3.02. Certificate Account. (a) The Trustee, for the benefit of the Certificateholders, shall establish and maintain an account (the "Certificate Account"), which shall be an Eligible Account, entitled "Credit Suisse First Boston Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1999-1". The Trustee shall upon receipt deposit in the Certificate Account the following payments and collections in respect of the related Underlying Certificates:

          (i) all distributions received on the Underlying Certificates subsequent to the Closing Date; and

          (ii) any amount required to be deposited in the Certificate Account pursuant to Section 2.02 or 2.03(a) hereof in connection with the repurchase of an Underlying Certificate by the Depositor.

     The foregoing requirements for deposit in the Certificate Accounts shall be exclusive. The Trustee shall give notice to the Depositor of the location of the Certificate Account upon establishment thereof and prior to any change thereof.

     (b) Upon a determination by the Trustee that the final distribution shall be made in respect of an Underlying Certificate, the Trustee shall take such steps as may be necessary in connection with the final payment thereon in accordance with the terms and conditions of the related Underlying Agreement. The Trustee shall promptly deposit in the Certificate Account the final distribution received upon presentment and surrender of the affected Underlying Certificate.

     Section 3.03. Permitted Withdrawals From the Certificate Account. The Trustee may from time to time withdraw funds from the Certificate Account for the following purposes:

          (i) to make payments to Certificateholders in the amounts and in the manner provided in Section 3.04;

          (ii) to reimburse the Depositor for expenses incurred by and reimbursable to the Depositor with respect to the REMIC pursuant to
     Section 6.03;

          (iii) to pay any taxes imposed upon the REMIC, as provided in
     Section 3.01(b);

          (iv) to clear and terminate the Certificate Account upon the termination of the Trust Fund; and

          (v) to pay to itself the Trustee Fee.

     Section 3.04. Distributions. (a) (i) On each Distribution Date, the Trustee shall withdraw from the Certificate Account all Available Funds consisting of amounts equal to (i) the aggregate of all amounts received by the Trustee on and prior to such Distribution Date as distributions on the Underlying Certificates, reduced by (ii) the sum of (a) any amounts or expenses payable or reimbursable to the Trustee from the Trust Fund hereunder (including without limitation pursuant to Section 5.05), (b) any taxes imposed upon the Trust and (c) any expenses payable or reimbursable to the Depositor. The Trustee will then distribute such Available Funds (in each case to the extent of the remaining Available Funds) as follows.

     On each Distribution Date, the Available Funds will be distributed as follows:

     (i) to each Class of Certificates, (other than the Class A-5 Certificates, until the Accretion Termination Date as set forth in Section
3.04 (d)), from amounts received in respect of interest on the Underlying Certificates, pro rata, interest accrued on the respective principal balances thereof during the preceding Interest Accrual Period at the related Pass-Through Rate, together with any accrued and unpaid interest from prior Distribution Dates;

     (ii) to the Class A-4 Certificates in reduction of the Certificate Principal Balance thereof, the Accrual Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

     (iii) to each Class of Certificates in reduction of the Certificate Principal Balance thereof, from amounts received in respect of principal on the Underlying Certificates, sequentially, as follows:

          (A)  to the Class A-6 Certificates, the Class A-6 Amount;

          (B) to the Class R Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

          (C)  concurrently, as follows:

                    (i) 47.4405113606%, sequentially to the Class A-1
               Certificates and then to the Class A-2 Certificates, until the respective Certificate Principal Balances thereof have been reduced to zero;

                    (ii) 52.5594886394% to the Class A-3 Certificates, until
               the Certificate Principal Balance thereof has been reduced to zero;

          (D) to the Class A-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

          (E) to the Class A-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

          (F) to the Class A-6 Certificates , until the Certificate Principal Balance thereof has been reduced to zero.

     In the event that on any Underlying Remittance Date, the Trustee shall not have received the cash distribution, if any, required to be made under an Underlying Agreement in respect of an Underlying Certificate, the Trustee shall effect the distribution set forth in subsections (i) through (iii) above on the Business Day immediately following the date on which the cash distribution so required to be made in respect of such Underlying Certificate shall have been received by the Trustee.

     (b) All distributions made with respect to each Class of Certificates on each Distribution Date shall be allocated pro rata among the Outstanding Certificates of such Class based upon their respective Percentage Interests. Payments to the Certificateholders of such Class with respect to each Distribution Date will be made to the Certificateholders of record as of the related Record Date (other than as provided in Section 7.01 respecting the final distribution). Distributions to any Certificateholder on any Distribution Date shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date, or in such other manner as shall be agreed to by the Trustee and such Certificateholder, or otherwise by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

     (c) The rights of the Certificateholders to receive distributions from the proceeds of the related Trust Fund in respect of the Certificates, and all interests of the Certificateholders in such distributions, shall be as set forth in this Agreement. Neither the Holders of any Class of Certificates nor the Depositor nor the Trustee shall in any way be responsible or liable to Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates.

     (d) On each Distribution Date preceding the Accretion Termination Date, an amount equal to the amount of accrued interest on the Class A-5 Certificates for such date will be added to the Certificate Principal Balance thereof, and such amount will be distributed to the holders of the Class A-4 Certificates in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero. On the Accretion Termination Date the accrued interest on the Class A-5 Certificates for such date will be payable to the holders of the Class A-4 Certificates as a distribution of principal until the Certificate Principal Balance thereof has been reduced to zero, any such amount will be added to the Certificate Principal Balance of the Class A-5 Certificates. Any remaining amount of accrued interest will be paid to the holders of the Class A-5 Certificates as a distribution of interest. Any amount so added to the Certificate Principal Balance of the Class A-5 Certificates will thereafter accrue interest at a rate of 6.75% per annum.

     (e) On or prior to the Accretion Termination Date the amount that is added to the Certificate Principal Balance of the Class A-5 Certificates pursuant to Section 3.04(d) in respect of accrued interest on such Distribution Date will be reduced by the amount by which accrued interest on such class at the Pass-Through Rate on such Distribution Date exceeds the amount allocated thereto pursuant to Section 3.04(a)(i). This reduction will correspond to a reduction in the amount available to be distributed in respect of principal on the applicable Distribution Date to the holders of the Class A-4 Certificates to the extent such Certificates would have been entitled to such amounts.

     Section 3.05. Statements to Certificateholders. Concurrently with each distribution on a Distribution Date, the Trustee will forward by mail (or if requested by any Certificateholder, by facsimile transmission) to the holder of each Certificate a statement generally setting forth the following information with respect to the Underlying Trust Fund to which such Certificate relates :

          (i)  the Available Funds for such Distribution Date;

          (ii) with respect to each Class of Certificates, the Realized Losses allocated to such Class with respect to such Distribution Date;

          (iii) with respect to such Distribution Date, the aggregate amount of principal and interest, stated separately, distributed to holders of each Class of Certificates;

          (iv) with respect to such Distribution Date, the amount of any Interest Shortfall for each Class of Certificates, together with the amount of any Unpaid Interest Shortfall for such Class immediately following such Distribution Date;

          (v)  the Certificate Principal Balance of each Class of
               Certificates, after giving effect to distributions of principal of such Certificates on such Distribution Date; and

          (vi) the amount distributed to the holders of the Class R Certificates on such Distribution Date.

     In the case of the information furnished pursuant to clauses (ii), (iv) and (vi) above, the amounts shall also be expressed as a dollar amount per single Certificate of the applicable Class.

     In addition, the Trustee will furnish to Certificateholders copies of the statements received by the Trustee for each Underlying Remittance Date as the holder of the Underlying Certificates on behalf of the Trust Fund.

     Within a reasonable period of time after the end of each calendar year, the Trustee will prepare and deliver by first class mail to each person who at any time during the previous calendar year was a Certificateholder of record a statement containing the information required to be contained in the regular monthly report to Certificateholders, as set forth in clause (iv) above, aggregated (other than the aggregate Unpaid Interest Shortfall) for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code, the REMIC Provisions and regulations thereunder as from time to time are in force.

     Upon the written request of a Certificateholder and at the expense of such Certificateholder, the Trustee shall furnish to such Certificateholder such periodic, special, or other reports or information, whether or not provided for in the Trust Agreement, as shall be necessary, reasonable or appropriate with respect to the Certificateholder, or otherwise with respect to the purposes of the Trust Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions as the Certificateholder may reasonably require and at the expense of such Certificateholders. For purposes of this Section 3.05, the Trustee's duties are limited to the extent that adequate information is reasonably available to the Trustee as described herein.

     Section 3.06. Reports of the Trustee; Certificate Accounts. Upon written request of a Certificateholder and at the expense of such Certificateholder, the Trustee shall make available to Certificateholders within 15 days after the date of receipt of such request a statement setting forth the status of the Certificate Account as of the close of business on the last day of the calendar month immediately preceding such request, and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Certificate Account.

     Section 3.07. Access to Certain Documentation and Information. The Trustee shall provide the related Certificateholders with access to a copy of each report, if any, received by it as Underlying Certificateholder under the Underlying Agreements. The Trustee shall also provide the Depositor with access to any such report and to all written reports, documents and records required to be maintained by the Trustee in respect of its duties hereunder. Such access shall be afforded without charge but only upon reasonable request evidenced by prior written notice received by the Trustee two Business Days prior to the date of such proposed access and during normal business hours at offices designated by the Trustee.

                                  ARTICLE IV

                               THE CERTIFICATES

     Section 4.01. The Certificates. (a) The Certificates shall be substantially in the respective forms set forth in Exhibits A, C and D hereto. The Certificates shall, on original issue, be executed and countersigned by the Trustee, not in its individual capacity but solely as Trustee, and delivered by the Trustee to or upon the written order of the Depositor upon receipt by the Trustee of the Underlying Certificates and any other documents specified in Section 2.01.

     (b) The Initial Certificate Principal Balance of each Class of Certificate shall be:

                                            Initial Certificate
                 Class                       Principal Balance
           ----------------                 --------------------
           A-1 Certificates                   $    83,253,000

           A-2 Certificates                   $     5,067,000

           A-3 Certificates                   $    97,850,000

           A-4 Certificates                   $    25,000,000

           A-5 Certificates                   $    23,519,000

           A-6 Certificates                   $    26,076,525

           R Certificate                      $           100

     The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificateholders shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     The Trustee may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

     If (i)(A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Depositor is unable to locate a qualified successor or (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, or (iii) after an Event of Default under the Trust Agreement, the Certificate Owners representing not less than 51% of the Certificate Balance of the Book-Entry Certificates advise the Trustee and DTC that the book-entry system is no longer in the best interests of such Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     Section 4.02. Registration of Transfer and Exchange of Certificates. (a) The Trustee shall cause to be kept at the office of its designated agent in the City of New York, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

     (b) No transfer of a Residual Certificate or any interest therein shall be made and the Trustee shall not register any proposed transfer of a Residual Certificate unless it receives (i) a representation substantially to the effect that the proposed transferee is not a Plan, is not acquiring the Residual Certificate on behalf of or with the assets of a Plan (including assets that may be held in an insurance company's separate or general accounts where assets in such accounts may be deemed "plan assets" for purposes of ERISA), or (ii) an opinion of counsel in form and substance satisfactory to the Trustee and the Depositor that the purchase or holding of the Residual Certificate by or on behalf of a Plan will not constitute a prohibited transaction and will not result in the assets of the Underlying Trust being deemed to be "plan assets" and subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of ERISA and the Code or any federal, state or local law that impose similar requirements or subject the Underlying Trustee or the Depositor of the Underlying Trust to any obligation in addition to those undertaken in the Underlying Trust Agreement.

     (c) Each purchaser of a Class A Certificate shall be deemed to represent by its acceptance of such Certificate that (i) it is not a Plan or a person investing on behalf of or with assets of a Plan, or (ii) its acquisition of the Class A Certificate is covered by Prohibited Transaction Class Exemption ("PTE") 84-14, which exempts certain transactions effected on behalf of a Plan by an "in-house asset manager," PTE 90-1, which exempts certain transactions between insurance company pooled separate accounts and parties in interest, PTE 91-38, which exempts certain transactions between bank collective investment funds and parties in interest, PTE 95-60, which exempts certain transactions between insurance company general accounts and parties in interest, PTE 96-23, which exempts certain transactions effected on behalf of a Plan by a "qualified professional asset manager," or a similar exemption, and also satisfies the conditions for application of the underwriter's exemption granted to the underwriter of the Underlying Certificates with respect to the Underlying Certificates.

     (d) The Certificates and related documentation may be amended or supplemented from time to time by the Depositor, without the consent but upon notice to the Trustee and the Holders of the Certificates, to modify the restrictions on and procedures for resale and other Transfers of the Certificates to reflect any change in applicable law or regulation (or the interpretation thereof) or in practices relating to the resale or other Transfer of restricted securities generally, if the Depositor and the Trustee shall have received an Opinion of Counsel to the effect that such amendment or supplement is necessary or appropriate.

     (e) (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause
(iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

          (A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (B) In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of, an affidavit (a "Transfer Affidavit" attached hereto as Exhibit F) from the proposed Transferee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 4.02(e) and agrees to be bound by them.

          (C) Notwithstanding the delivery of a Transfer Affidavit by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this transaction has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

          (D) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (x) to require a Transfer Affidavit (in the form attached hereto as Exhibit F) from any other Person to whom such Person attempts to transfer its Ownership Interest in a Residual Certificate and (y) not to transfer its Ownership Interest unless it provides a Transferor Affidavit (in the form attached hereto as Exhibit E) to the Trustee stating that it has no actual knowledge that such other Person is not a Permitted Transferee.

          (E) Each Person holding or acquiring an Ownership Interest in a Residual Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Residual Certificate, if it is, or is holding an Ownership Interest in a Residual Certificate on behalf of, a "pass-through interest holder."

               (ii) The Trustee will register the Transfer of any Residual Certificate only if it shall have received the Transfer Affidavit and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. In addition, no Transfer of a Residual Certificate shall be made unless the Trustee shall have received a representation letter from the Transferee of such Certificate to the effect that such Transferee is a Permitted Transferee.

               (iii) (A) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the provisions of this
          Section 4.02(d), then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 4.02(d) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

               (B) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the restrictions in this Section 4.02(d) and to the extent that the retroactive restoration of the rights of the holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Trustee shall have the right, without notice to the Holder or any prior Holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Trustee on such terms as the Trustee may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Trustee. Such purchaser may be the Trustee itself or any Affiliate of the Trustee. The proceeds of such sale, net of the commissions (which may include commissions payable to the Trustee or its Affiliates), expenses and taxes due, if any, will be remitted by the Trustee to such purported Transferee. The terms and conditions of any sale under this clause
                    (iii)(B) shall be determined in the sole discretion of the Trustee, and the Trustee shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

               (iv) The Trustee shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is a Disqualified Organization, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the "excess inclusions" of such Residual Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in
          Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person which is a Disqualified Organization. Reasonable compensation for providing such information may be accepted by the Trustee.

               (v) The provisions of this Section 4.02(d) set forth prior to this subsection (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee at the expense of the party seeking to modify, add to or eliminate any such provision the following:

               (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings of any Class of Certificates; and

               (B) an Opinion of Counsel, in form and substance satisfactory to the Trustee, to the effect that such modification of, addition to or elimination of such provisions will not cause the REMIC created hereunder to cease to qualify as a REMIC and will not cause the REMIC created hereunder to be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person that is not a Permitted Transferee or (y) a Person other than the prospective transferee to be subject to a REMIC-tax caused by the Transfer of a Residual Certificate to a Person that is not a Permitted Transferee.

     (f) The restrictions on Transfers of Residual Certificates set forth in
Section 4.02(d) shall cease to apply to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Depositor or the Trustee, to the effect that the elimination of such restrictions will not cause the Trust Fund to fail to qualify as a REMIC at any time that the related Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in the Class R Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Class R Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Class R Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

     The preparation and delivery of all certificates and opinions referred to above in this Section 4.02 in connection with transfer shall be at the expense of the parties to such transfers.

     (g) Subject to the foregoing, upon surrender for registration of Transfer of any Certificate at the Corporate Trust Office, the Trustee shall execute, countersign and deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations and of the same Class and aggregate Percentage Interest.

     (h) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations and of the same Class and aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office maintained pursuant to Section 4.05. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, countersign and deliver the Certificates that the Certificateholder making the exchange is entitled to receive. Each Certificate presented or surrendered for registration of Transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing.

     (i) No service charge shall be made for any registration of Transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any Transfer or exchange of Certificates.

     (j) All Certificates surrendered for registration of Transfer and exchange shall be cancelled and disposed of by the Trustee in accordance with its standard procedures without liability on its part.

     (k) Upon written request, the Trustee will provide to the Depositor a list of names and addresses of all Certificateholders as they appear in the Certificate Register.

     The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Agreement or under applicable law with respect to any transfer of any interest in any Certificate (including any transfers between or among Certificate Owners or beneficial owners of interests in any book-entry or global certificates) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of this Agreement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

     Section 4.03. Mutilated, Destroyed, Lost or Stolen Certificates. If (i) any mutilated Certificate is surrendered to the Trustee or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and of the ownership thereof, and (ii) there is delivered to the Trustee and the Depositor such security or indemnity as may be required by them to save them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 4.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 4.03 shall constitute complete and indefeasible evidence of ownership of a like denomination as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time. All Certificates surrendered to the Trustee under the terms of this Section 4.03 shall be cancelled and disposed of by the Trustee in accordance with its standard procedures without liability on its part.

     Section 4.04. Persons Deemed Owners. The Trustee and the Depositor and any agent of either of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 3.04 and for all other purposes whatsoever, and neither the Trustee, the Depositor nor any such agent shall be affected by notice to the contrary.

     Section 4.05. Maintenance of Office or Agency. The Trustee will maintain at its expense in the Borough of Manhattan, City of New York, State of New York, an office or agency where Certificates may be surrendered for registration of transfer or exchange and presented for final distribution and where notices and demands to or upon the related Trust Fund in respect of the Certificates and this Agreement may be served. Such office or agency shall initially be maintained at 101 Barclay Street - 12E, New York, New York 10286. The Trustee will give prompt written notice to the Certificateholders and the Depositor of any change in the location of any such office or agency.

                                  ARTICLE V

                                  THE TRUSTEE

     Section 5.01. Duties of Trustee. The Trustee shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. Any permissive right of the Trustee set forth in this Agreement shall not be construed as a duty.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they conform to the requirements of this Agreement (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct, or its negligent failure to act in respect of the Trust Fund or the Underlying Certificates, or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

          (i) The duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee which conform to the requirements of this Agreement and which are reasonably believed to be genuine and duly executed by the proper authorities respecting matters hereunder;

          (ii) The Trustee shall not be individually or as Trustee liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent or acted in bad faith or with willful misfeasance in performing its duties in accordance with the terms of this Agreement; and

          (iii) The Trustee shall not be liable, individually or as Trustee, with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates of any Class of Certificates evidencing Percentage Interests in such Class aggregating not less than 25% relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

     Section 5.02. Certain Matters Affecting the Trustee. (a) Except as otherwise provided in Section 5.01:

          (i) The Trustee may request and conclusively rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

          (iii) The Trustee shall not be liable, individually or as Trustee, for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (iv) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates of any Class evidencing Percentage Interests in such Class aggregating not less than 25%;

          (v) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (vi) The Trustee shall be liable for any loss on any investment of funds pursuant to this Agreement;

          (vii) The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it;

          (viii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

          (ix) Whenever in the administration of this Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate; and

          (x) The Trustee shall not be deemed to have notice of any breach by the Depositor of any representation, warranty or covenant or any default or event of default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default or breach is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Certificates and this Agreement.

     (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of the Certificates, subject to the provisions of this Agreement.

     Section 5.03. Trustee Not Liable for Certificates. The recitals contained herein and in the Certificates, other than the signature of the Trustee on the Certificates, shall be taken as the statements of the Depositor and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates or of the Underlying Certificates or related documents, other than the signature of the Trustee on the Certificates. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor in respect of the Underlying Certificates.

     Section 5.04. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

     Section 5.05. Indemnification of the Trustee. The Depositor hereby covenants and agrees to indemnify the Trustee and any director, officer, employee, or agent of the Trustee, or to the extent such indemnity obligation is not satisfied by the Depositor, by the Trust Fund, and to hold them harmless against, any and all losses, liabilities, damages, claims or expenses (other than those expenses incurred in the ordinary course of business) arising out of or in connection with the acceptance or administration of the trust or trusts hereunder (including, without limitation, any losses, liabilities, damages, claims or expenses arising from the failure of the Depositor to perform its obligations in accordance with the provisions of this Agreement or of defending itself against any claim or liability in connection with the exercise or performance of any powers or duties hereunder), other than those resulting from the negligence, willful misconduct or bad faith in the performance of any of the Trustee's duties hereunder or under the Underlying Agreements, but only if and for so long as The Bank of New York is such trustee. If the Depositor fails to satisfy such indemnity obligation, the Trust Fund shall indemnify and hold the Trustee harmless to the same extent as the Depositor as provided above. Any loss, liability or expense incurred by the Trustee and indemnified by the Trust Fund shall reduce the amount of Available Funds. Such indemnification shall survive the termination of this Agreement and the Trust Fund created hereby or the resignation or removal of the Trustee pursuant to the terms hereof.

     Section 5.06. Eligibility Requirements for the Trustee. The Trustee hereunder shall at all times (i) be a corporation or a national banking association organized and doing business under the laws of any state or the United States of America or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority and (ii) satisfy the requirements of paragraph (a)(4) of Rule 3a-7. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in
Section 5.07. The corporation or national banking association serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates; provided, however, that such corporation or association cannot be an affiliate of the Depositor.

     Section 5.07. Resignation and Removal of the Trustee. Subject to the requirements set forth in this Article V, the Trustee may at any time resign and be discharged from the trusts hereby created by giving notice thereof to the Depositor and all of the Certificateholders. Upon receiving such notice of resignation, the Depositor (with the consent of Holders of a Majority in Interest of each Class of Regular Certificates shall promptly appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders by the Depositor. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation or notice of removal (as provided below), the resigning or removed Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 5.06 and shall fail to resign after written request therefor by the Depositor or any Certificateholder, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, reorganization, conservation or liquidation, or if the rating of the Certificates is downgraded by the Rating Agency due to the Trustee, then the Depositor, unless instructed otherwise by Holders of a Majority in Interest of each Class of Regular Certificates, shall remove the Trustee and appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders by the successor trustee.

     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 5.08.

     Section 5.08. Successor Trustee. Any successor trustee appointed as provided in Section 5.07 shall execute, acknowledge and deliver to each of the Depositor, the Certificateholders and its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Trustee herein. The predecessor trustee shall deliver to the successor trustee the Underlying Certificates and all related documents and statements held by it hereunder, and the Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all the rights, powers, duties and obligations of the Trustee under this Agreement.

     No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 5.06.

     Upon acceptance of appointment by a successor trustee as provided in this Section, the successor trustee shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register.

     Section 5.09. Merger or Consolidation of Trustee. Any corporation (or other Person) into which the Trustee may be merged or converted or with which it may be consolidated or any corporation (or other Person) resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation (or other Person) succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation (or other Person) shall be eligible under the provisions of Section 5.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 5.10. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of any Trust Fund or property securing the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of any Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the related Trust Fund, or any part thereof, and, subject to the other provisions of this Section 5.10, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
5.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 5.08 hereof.

     Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (as Trustee hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the related Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

          (iii) The Depositor and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article V. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Depositor.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 5.11. Limited Liability. The Certificates are executed and countersigned by the Trustee, not in its individual capacity but solely as Trustee of the trust created by this Agreement, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee on behalf of the Trust Fund in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust Fund.

     Section 5.12. SEC Filings. The Trustee shall prepare and file with the Securities and Exchange Commission on Forms 8-K and 10-K for the calendar year 1999 on behalf of the Trust Fund the reports distributed to the Certificateholders pursuant to the first and third paragraphs of Section 3.05. No later than January 30, 2000, the Trustee shall file a Form 15 Notice of Suspension of Duty to File Reports pursuant to Sections 13 and 15(d) of the Securities Exchange Act of 1934, with respect to the Certificates. A copy of such reports shall be sent to Thomas M. Zingalli at Credit Suisse First Boston Mortgage Securities Corp., Eleven Madison Avenue, New York, New York 10010. The Trustee shall have no responsibility to file any items other than those specified in this Section 5.12.

                                  ARTICLE VI

                                 THE DEPOSITOR

     Section 6.01. Liability of the Depositor. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor herein.

     Section 6.02. Merger, Consolidation or Conversion of the Depositor. Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of one of the states of the United States, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and the Certificates and to perform its duties under this Agreement.

     The Depositor may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor shall be a party, or any Person succeeding to the business of the Depositor, shall be the successor of the Depositor hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 6.03. Limitation on Liability of the Depositor and Others. Neither the Depositor nor any of the directors, officers, employees or agents of the Depositor shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any such Person against any breach of warranties or representations made by it herein, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of its obligations and duties hereunder. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor and any director, officer, employee or agent of the Depositor shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to the performance of its obligations in accordance with the provisions of this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of any breach of warranties or representations made herein, or willful misfeasance, bad faith or negligence. The Depositor may in its discretion undertake any such action which Holders of a Majority in Interest of each Class of Regular Certificates may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the related Trust Fund, and the Depositor shall be entitled to be reimbursed therefor from the related Certificate Account as provided in Section 3.03 upon delivery to the Trustee of an Officers' Certificate stating the amount of such expenses, costs and liabilities and that such expenses, costs and liabilities are reimbursable in accordance with this Agreement.

                                 ARTICLE VII

                                  TERMINATION

     Section 7.01. Termination. (a) Subject to Section 7.02, the respective obligations and responsibilities of the Depositor and the Trustee created hereby with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as hereinafter set forth) shall terminate immediately upon the occurrence of the last action required to be taken by the Trustee on the Distribution Date pursuant to this Article VII following the earlier of (x) the receipt of the final distribution to be made on the last Underlying Certificate to remain outstanding upon presentment and surrender of such Underlying Certificate in accordance with the terms and conditions of the Underlying Agreement, (y) the repurchase of all of the Underlying Certificates by the Depositor pursuant to
Section 2.02 or 2.03 hereof or (z) the purchase by the Holder of a Majority in Interest of the Residual Certificate of all the Underlying Certificates; provided, however, that no purchase of the Underlying Certificates pursuant to clause (z) above may be effected until the outstanding principal balance of the Underlying Certificate is less than 10% of the outstanding principal balance thereof on the Closing Date and, provided further, that in no event shall the trust created hereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

     (b) Notice of the final distribution in respect of any of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 or Class A-6 Certificates, specifying the Distribution Date upon which all Holders of Certificates of such Class may surrender their Certificates to the Trustee for payment and cancellation, shall be given by the Trustee to Certificateholders as promptly as practicable following the Notice of Final Distribution on the related Underlying Certificates. Such notice shall specify (i) the Distribution Date upon which final payment on the related Certificates will be made upon presentment and surrender of such Certificates at the office or agency appointed by the Trustee for that purpose, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable and that payments shall be made only upon presentation and surrender of such Certificates at the office or agency of the Trustee therein specified. Upon presentment and surrender of the related Certificates, the Trustee shall cause to be distributed to the related Certificateholders an amount equal to the amount otherwise distributable on such Distribution Date.

     (c) Any funds not distributed on the final Distribution Date for the related Class of Regular Certificates because of the failure of any such Certificateholders to tender their Certificates shall be set aside and held uninvested in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the final Distribution Date has been given pursuant to this Section 7.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall, directly or through an agent, take reasonable steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Depositor all amounts distributable to the Holders thereof and the Depositor shall thereafter hold such amounts for the benefit of such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 7.01.

     Section 7.02. Additional Termination Requirements. (a) The REMIC shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trustee, to the effect that the failure of the REMIC to comply with the requirements of this Section 7.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the REMIC as defined in section 860F of the Code, or (ii) cause the REMIC to fail to qualify as a REMIC at any time that any Certificates relating thereto are outstanding:

          (i) Within 90 days prior to the final Distribution Date for the REMIC set forth in the notice to Certificateholders given under Section 7.01, the Holders of the Residual Certificates shall adopt a plan of complete liquidation of the REMIC within the meaning of section 860F(a)(4) of the Code and shall prepare and shall deliver to the Trustee all documentation associated with such plan of complete liquidation; and

          (ii) Within 90 days after the time of adoption of such a plan of complete liquidation and at or prior to the final Distribution Date, the Trustee shall, upon receipt of all documentation associated with such plan of complete liquidation, sell or otherwise dispose of all of the assets of the REMIC, in a time and manner specified by such plan of complete liquidation.

     (b) By its acceptance of the Residual Certificates, the Holders thereof hereby agree to adopt such a plan of complete liquidation with respect to the REMIC upon the written request of, and to take such other action in connection therewith as may be reasonably requested by, the Trustee or the Depositor.

     (c) The Trustee as agent for the REMIC hereby agrees to adopt and sign such a plan of complete liquidation upon the written request of the Depositor and the receipt of the Opinion of Counsel referred to in Section 7.02(a) hereof, if applicable and to take such other action in connection therewith as may be reasonably requested by the Depositor.

                                 ARTICLE VIII

                           MISCELLANEOUS PROVISIONS

     Section 8.01. Amendment. This Agreement may be amended by the Depositor and the Trustee, without the consent of any of the Certificateholders, (i) to cure any error or ambiguity, (ii) to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein,
(iii) to permit any other provisions with respect to matters or questions arising under this Agreement which are not inconsistent with the provisions of this Agreement, (iv) to comply with the Securities Act of 1933, as amended or the Investment Company Act of 1940, as amended, (v) to amend any of the exhibits to this Agreement pursuant to the terms of this Agreement or (vi) if such amendment is reasonably necessary, as evidenced by an Opinion of Counsel, to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any proposed such action which, if made effective, would apply retroactively to the Trust Fund at least from the effective date of such amendment; provided that such action (except any amendment described in (vi) above) shall not, as evidenced by an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trustee, delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder; provided, further, that any such amendment shall be deemed not to adversely affect in any material respect the interests of any Certificateholder if the person requesting the amendment obtains letters from the Rating Agencies that the amendment would not result in the downgrading or withdrawal of the ratings then assigned to the Offered Certificates.

     This Agreement may also be amended by the Depositor and the Trustee with the consent of the holders of a Majority in Interest of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the holders of Certificates; provided, however, that no such amendment may (a) reduce in any manner the amount of, or delay the timing of, distributions required to be made on any Certificate without the consent of the holder of such Certificate, (b) adversely affect in any material respect the interest of the holders of the Certificates of any Class in a manner other than as described in clause (a) above without the consent of the holders of Certificates of such Class representing not less than 66% of the Percentage Interests represented by such Class or (c) reduce the aforesaid percentages of Certificates the holders of which are required to consent to any such amendment without the consent of the holders of all Certificates then outstanding.

     Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received at the expense of the Person requesting such amendment (or, in the event such amendment is requested by the Trustee, at the expense of the Depositor), an Opinion of Counsel to the effect that such amendment will not cause the Trust Fund to fail to qualify as a REMIC at any time that any related Certificates are Outstanding.

     Promptly after the execution of any such amendment the Trustee shall furnish a copy of or a statement describing the amendment to each Certificateholder.

     The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Prior to executing any amendment, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel, stating that the execution of such amendment is authorized or permitted by this Agreement.

     Section 8.02. Action Under and Conflicts With the Underlying Agreements. Subject to the terms hereof, in the event that there shall be any matters arising under any of the Underlying Agreements which require the vote or direction of the holders of the Underlying Certificate, the Trustee, as holder of the Underlying Certificate, shall vote such Underlying Certificate in accordance with instructions received from Holders of a Majority in Interest of the related Class of Regular Certificates. In the absence of any such instructions, the Trustee shall not vote such Underlying Certificate; provided, however, that, notwithstanding the absence of such instructions, in the event a required distribution pursuant to an Underlying Agreement shall not have been made, the Trustee shall, subject to the provisions of Article V hereof, pursue such remedies as may be available to it as holder of such Underlying Certificate in accordance with the terms of the Underlying Agreement.

     Section 8.03. Recordation of Agreement. This Agreement (or an abstract hereof, if acceptable by the applicable recording office) is subject to recordation in all appropriate public offices, such recordation to be effected by the Depositor at its expense if such recordation beneficially affects the interests of the Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 8.04. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement, or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a notice of a default by the Depositor or the Trustee in the performance of any obligation hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing Percentage Interests in each Class of Regular Certificates aggregating at least 25% shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 8.05. Governing Law. THIS AGREEMENT AND THE CERTIFICATES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 8.06. Notices. All demands, notices and direction to either party hereunder shall be in writing and shall be deemed effective when delivered to:
(i) in the case of the Depositor, Credit Suisse First Boston Mortgage Securities Corp., 11 Madison Avenue, New York, New York 10010, Attention:
Structured Finance, (ii) in the case of the Trustee, The Bank of New York, 101 Barclay Street, 12E, New York, New York 10286, Attention: Corporate Trust - MBS Administration, or such other address as may hereafter be furnished by any party to the others. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register; any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 8.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 8.08. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

     Section 8.09. Article and Section Headings. The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

     Section 8.10. Certificates Nonassessable and Fully Paid. It is the intention of this Agreement that Certificateholders shall not be personally liable for obligations of the related Trust Fund, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Fund or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to Section 2.04 are and shall be deemed fully paid.




                                     * * *

      IN WITNESS WHEREOF, the Depositor and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                   CREDIT SUISSE FIRST BOSTON MORTGAGE
                                       SECURITIES CORP.,
                                       as Depositor


                                   By:
                                      ----------------------------------------
                                   Name:
                                   Title:


                                   THE BANK OF NEW YORK,
                                        not in its individual
                                        capacity, but solely as
                                        Trustee


                                   By:
                                      ----------------------------------------
                                   Name:
                                   Title:


                                                    SCHEDULE I


                                  LIST OF UNDERLYING CERTIFICATES AND AGREEMENTS


                                                                 Original
                                      Principal Balance as      Principal
Underlying Certificates                 of Closing Date          Balance         Rate     Maturity Date     Underlying Agreement
-----------------------               --------------------   ------------       ------    -------------   -----------------------

Headlands Mortgage Securities             $362,172,595.56    $381,205,100        6.75%    11/25/2028      Pooling and Servicing
Inc., Series 1998-2, Class A-1                                                                            Agreement, dated as of
                                                                                                          October 1, 1998 among
                                                                                                          Headlands Mortgage
                                                                                                          Securities, Inc.,
                                                                                                          Headlands Mortgage
                                                                                                          Company, and The Bank of
                                                                                                          New York


                                   EXHIBIT A

         [FORM OF CLASS [A-1] [A-2] [A-3][A-4][A-5][A-6] CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

BY ACCEPTING THIS CERTIFICATE, A TRANSFEREE SHALL BE DEEMED TO HAVE REPRESENTED TO THE TRUSTEE (I) THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, NOR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, NOR IS SUCH TRANSFEREE ACQUIRING THIS CERTIFICATE ON BEHALF OF OR WITH THE ASSETS OF SUCH A PLAN OR (II) THAT THE PURCHASE THEREOF IS COVERED BY PTE 84-14, PTE 90-1, PTE 91-38, PTE 95-60, OR PTE 96-23 OR A SIMILAR EXEMPTION AND THAT IT SATISFIES THE CONDITIONS FOR APPLICATION OF THE UNDERWRITER'S EXEMPTION GRANTED TO THE UNDERWRITER OF THE UNDERLYING CERTIFICATES WITH RESPECT TO THE UNDERLYING CERTIFICATES.



Certificate No.:                                     ____

First Distribution Date:                                                        _________________

Closing Date Principal
Balance evidenced
by this Certificate
("Denomination"):                                    $____________

Closing Date Principal
Balances evidenced
by all Class [A-1] [A-2] [A-3] [A-4] [A-5] [A-6]
Certificates:                                        $_________________



                          CREDIT SUISSE FIRST BOSTON
                           MORTGAGE SECURITIES CORP.
                  MORTGAGE PASS-THROUGH CERTIFICATES, SERIES
               1999-1 Class [A-1] [A-2] [A-3] [A-4] [A-5] [A-6]

         evidencing a percentage interest in the distributions allocable to the Class [A-1] [A-2] [A-3] [A-4] [A-5] [A-6] Certificates with respect to the Trust Fund consisting of the related Underlying Certificates

             Credit Suisse First Boston Mortgage Securities Corp.


     This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by Credit Suisse First Boston Mortgage Securities Corp. or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Underlying Certificates are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that _______________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Class [A-1] [A-2] [A-3] [A-4] [A-5] [A-6] Certificate) in certain monthly distributions with respect to the Trust Fund consisting of the Underlying Certificates and deposited by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to a Trust Agreement dated as of October 29, 1999 (the "Trust Agreement") between the Depositor and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Trust Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Trust Agreement, a distribution of interest received on the Underlying Certificates will be made on the second Business Day following the 25th day of each calendar month (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class [A-1] [A-2] [A-3] [A-4] [A-5] [A-6] Certificates on such Distribution Date pursuant to Section 3.04 of the Trust Agreement. The Record Date applicable to the first Distribution Date is the Closing Date and as to each succeeding Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

     Distributions to any Certificateholder on any Distribution Date shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor. Except as otherwise provided in the Trust Agreement, the final distribution on this Certificate will be made in the applicable manner described above, but only upon presentment and surrender of this Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

     Each transferee of a Class A Certificate shall be deemed to represent by its acceptance of such Certificate that (i) it is not a Plan or a person investing on behalf of or with assets of a Plan, or (ii) its acquisition of the Class A Certificate is covered by Prohibited Transaction Class Exemption ("PTE") 84-14, which exempts certain transactions effected on behalf of a Plan by an "in-house asset manager," PTE 90-1, which exempts certain transactions between insurance company pooled separate accounts and parties in interest, PTE 91-38, which exempts certain transactions between bank collective investment funds and parties in interest, PTE 95-60, which exempts certain transactions between insurance company general accounts and parties in interest, PTE 96-23, which exempts certain transactions effected on behalf of a Plan by a "qualified professional asset manager," or a similar exemption, and also satisfies the conditions for application of the underwriter's exemption granted to the underwriter of the Underlying Certificates with respect to the Underlying Certificates.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                                   * * * * *

     This Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Trustee.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  October    , 1999

                                                  THE BANK OF NEW YORK,
                                                  not in its individual
                                                  capacity but solely as
                                                  Trustee


                                                  By __________________________

Countersigned:



By  ___________________________
     Authorized Officer of
     THE BANK OF NEW YORK,
     not in its individual
     capacity but solely
     as Trustee

                                   EXHIBIT B

                                  [RESERVED]

                                   EXHIBIT C

                         [FORM OF CLASS R CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), ANY STATE SECURITIES LAWS OR THE INVESTMENT COMPANY ACT OF 1940 (THE "INVESTMENT COMPANY ACT"). ANY SALE, TRANSFER OR ASSIGNMENT OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE ONLY: (I) (A) SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE DEPOSITOR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE HAS BEEN GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 (IF AVAILABLE) UNDER THE SECURITIES ACT; AND (II) IN ACCORDANCE WITH THE OTHER RESTRICTIONS SET FORTH IN SECTION 4.02(b), (c) AND
(d) OF THE TRUST AGREEMENT REFERRED TO BELOW.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION SATISFACTORY TO THE TRUSTEE THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, NOR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02(c) OF THE TRUST AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE REPRESENTS THE "TAX MATTERS PERSON CLASS R CERTIFICATE" ISSUED UNDER THE TRUST AGREEMENT REFERRED TO BELOW AND MAY NOT BE TRANSFERRED TO ANY PERSON.



Certificate No.:  ______

First Principal Distribution Date:                                              _________________

Closing Date Principal
Balance evidenced
by this Certificate
("Denomination"):                                    $____________

Closing Date Principal
Balances evidenced
by all Class R
Certificates:                                        $_________________


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-1,
                                    CLASS R

         evidencing a percentage interest in the distributions allocable to the Class R Certificates with respect to the Trust Fund consisting of the Underlying Certificates

      Credit Suisse First Boston Mortgage Securities Corp., as Depositor


     This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by Credit Suisse First Boston Mortgage Securities Corp. or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Underlying Certificates are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that _______________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to the portion of the Trust Fund consisting of the Underlying Certificates and deposited by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). The Trust Fund was created pursuant to a Trust Agreement dated as of October 29, 1999 (the "Trust Agreement") between the Depositor and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Trust Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Trust Agreement, a distribution received on the Underlying Certificates will be made on the third business day following the 24th day of each calendar month (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class R Certificates on such Distribution Date pursuant to Section 3.04 of the Trust Agreement. The Record Date applicable to the first Distribution Date is the Closing Date and as to each succeeding Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

     Except as otherwise provided in the Trust Agreement, the distribution of the proceeds of any remaining assets of the Trust Fund on this Certificate shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall hold Certificates evidencing a Percentage Interest of 10% or greater, or in such other manner as shall be agreed to by the Trustee and such Certificateholder, or otherwise by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register, but only upon presentment and surrender of this Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

     No Transfer of a Class R Certificate shall be made unless such Transfer is exempt from the registration requirements of the Securities, and any state securities laws or is made in accordance with said Act and laws. A Class R Certificate may not be transferred or resold except as permitted under the Securities Act pursuant to registration or an exemption therefrom. Each Holder and prospective purchaser of a Class R Certificate shall respectively deliver a completed and duly executed certificate as described in Section 4.02(b) of the Trust Agreement to the Trustee and to the Depositor for inspection prior to effecting any requested Transfer. The Depositor and the Trustee may rely conclusively upon the information contained in any such certificates in the absence of knowledge to the contrary. In connection with any Transfer within three years from the date of the initial issuance of the Certificates, the Depositor or the Trustee may (except in the case of (x) a Transfer to a qualified institutional buyer within the meaning of Rule 144A or (y) the initial Transfer by Credit Suisse First Boston Mortgage Securities Corp. or any affiliate thereof) require an unqualified Opinion of Counsel to the effect that such Transfer may be effected without registration under the Securities Act and without loss of any applicable Investment Company Act exemption, which Opinion of Counsel shall be addressed to the Depositor and the Trustee and shall be secured at the expense of the Holder.

     No Transfer of a Class R Certificate shall be made unless the Trustee shall have received (i) a representation letter from the transferee of a Class R Certificate in form and substance satisfactory to the Trustee that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a Person acting on behalf of any such plan or using the assets of any such plan to effect such Transfer or
(ii) in the case of any such Class R Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan subject to
Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any Person acting on behalf of any such plan or using the assets of any such plan to effect such Transfer, an Opinion of Counsel to the effect that the purchase or holding of such Class R Certificate will not constitute a prohibited transaction and will not result in the assets of the Underlying Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Underlying Trustee to any obligation in addition to those expressly undertaken in the Underlying Trust Agreement. Notwithstanding anything else to the contrary herein, any purported Transfer of a Certificate to or on behalf of an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code without the delivery to the Trustee of an Opinion of Counsel, which shall not be an expense of the Depositor or the Trustee, satisfactory to the Trustee and the Depositor as described above shall be null and void and of no effect.

     No Transfer of a Class R Certificate shall be made unless the Trustee shall have received a representation letter from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee, to the effect that (a) such transferee is one "person" for purposes of Section 3(c)(1) of the Investment Company Act, or is holding as nominee for the number of beneficial owners set forth in such representation letter (each of which is a purchaser), (b) such transferee is acquiring such Certificate (either directly or through the nominee holder) as principal for its own account for investment and not for sale in connection with any distribution thereof, (c) such transferee was not formed solely for the purpose of investing in the Trust Fund and is not a partnership, common trust fund, or special trust, pension fund or retirement plan in which the partners, beneficiaries or participants, as the case may be, may designate the particular investments to be made or the allocation thereof, (d) such transferee agrees that it shall not hold such Certificate for the benefit of any other person and shall be the sole beneficial owner thereof for all purposes, (e) such transferee shall not sell participation interests in such Certificate or enter into any other arrangement pursuant to which any other person shall be entitled to a beneficial interest in the distributions on the Certificates and (f) the purchase of such Certificate (together with all other securities owned directly or indirectly by the transferee of all other issuers which are or would, but for the exception set forth in sub-paragraph (A) of
Section 3(c)(1) of the Investment Company Act, be excluded from the definition of "investment company" solely by Section 3(c)(1) of the Investment Company
Act) constitutes an investment of no more than 10% of the transferee's assets. Notwithstanding anything else to the contrary herein, any purported Transfer of a Certificate without the delivery to the Trustee of a representation letter from the transferee of such Certificate satisfactory to the Trustee as described above shall be null and void and of no effect.

     Each Holder of this Class R Certificate shall be deemed to have agreed to be bound by the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class R Certificate must be a Permitted Transferee,
(ii) no Ownership Interest in this Class R Certificate may be transferred without delivery to the Trustee of (a) a Transfer affidavit of the proposed transferee and (b) a Transfer certificate of the transferor, each of such documents to be in the form described in the Trust Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class R Certificate must agree to require a transfer affidavit and to deliver a transferor certificate to the Trustee as required pursuant to the Trust Agreement, (iv) any attempted or purported Transfer of any Ownership Interest in this Class R Certificate in violation of such restrictions will be absolutely null and void and shall vest no rights in the purported transferee, and (v) if any person other than a Permitted Transferee acquires any Ownership Interest in this Class R Certificate in violation of such restrictions, then the Trustee will have the right, in its sole discretion and without notice to the Holder of this Class R Certificate, to sell this Class R Certificate to a purchaser selected by the Trustee, which purchaser may be the Trustee, or any affiliate of the Trustee, on such terms and conditions as the Trustee may choose.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                                   * * * * *

     This Class R Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Trustee.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  October     , 1999

                                           THE BANK OF NEW YORK,
                                           not in its individual
                                           capacity but solely as
                                           Trustee


                                           By ___________________________
Countersigned:



By   ___________________________
       Authorized Officer of
       THE BANK OF NEW YORK,
       not in its individual
       capacity but solely
       as Trustee

                                   EXHIBIT D

                       [Form of Reverse of Certificate]

             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-1

     This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1999-1 issued in five Classes (Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class R, herein collectively called the "Certificates"), and representing a beneficial ownership interest in (i) the Underlying Certificates, (ii) the distributions thereon on and after the Closing Date, and (iii) the Certificate Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.

     The Certificates are limited in right of payment to certain distributions in respect of the Underlying Certificates, all as more specifically set forth in the Trust Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

     This Certificate does not purport to summarize the Trust Agreement and reference is made to the Trust Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

     The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the Transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Trust Agreement and subject to certain limitations therein set forth, the Transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Trust Agreement and the Trust Fund created thereby shall terminate upon the occurrence of the last action required to be taken by the Trustee pursuant to the Trust Agreement following the receipt of the final distribution to be made on the last outstanding Underlying Certificate upon presentation and surrender of such Underlying Certificate in accordance with the terms and conditions of the related Underlying Agreement.

                                                    ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                 -------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Pass-Through Certificate and hereby authorizes the transfer of registration of such Interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

-------------------------------------------------------------------------------

Dated:

                                   ------------------------------------------
                                   Signature by or on behalf of assignor






                           DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
                               ------------------------------------------------
------------------------------------------------------------------------------,
for the account of ___________________________________________________________,
account number _______________, or, if mailed by check, to ____________________
_________________________________. Applicable statements should be mailed to
______________________________________________________________________________
______________________________________________________________________________

     This information is provided by _________________________________________, the assignee named above, or _________________________________________________, as its agent.

STATE OF                       )
                               )   ss.:
COUNTY OF                      )


     On the __th day of _________, 19__ before me, a notary public in and for said State, personally appeared ______________ __________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.



                                          -------------------------------------
                                                         Notary Public


[Notarial Seal]

                                   EXHIBIT E

                       [FORM OF TRANSFEROR'S AFFIDAVIT]

                                                      Date:

Credit Suisse First Boston Mortgage Securities Corp.
Eleven Madison Avenue
New York, New York 10010

The Bank of New York

[Trustee's Address]

          Re: Credit Suisse First Boston Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1999-1

Ladies and Gentlemen:

     In connection with our disposition of the Class R Certificate issued pursuant to the Trust Agreement dated as of October 29, 1999 (the "Trust Agreement") between Credit Suisse First Boston Mortgage Securities Corp., as depositor, and The Bank of New York, as trustee, relating to the Credit Suisse First Boston Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1999-1, we certify that we have no actual knowledge that the transferee is not a Permitted Transferee. All capitalized terms used herein shall have the meaning given them in the Agreement.

                                           Very truly yours,


                                           ----------------------------
                                                Name of Transferor


                                           By: __________________________
                                           Name: ________________________
                                           Title: _______________________

                                   EXHIBIT F

                      [FORM OF TRANSFER AFFIDAVIT FOR THE
                             CLASS R CERTIFICATE]




                                                 AFFIDAVIT PURSUANT TO
                                            SECTION 860E(e)(4) OF THE INTERNAL
                                            REVENUE CODE OF 1986, AS AMENDED

STATE OF                )
                        )  ss.:
COUNTY OF               )

              __________________________, being first duly sworn, deposes and says:

              1. The undersigned is an officer of Credit Suisse First Boston Mortgage Securities Corp., the proposed Transferee of an Ownership Interest in a Class R Certificates (the "Certificate") issued pursuant to the Trust Agreement, (the "Agreement"), relating to the above-referenced Series, by and between Credit Suisse First Boston Mortgage Securities Corp., as depositor (the "Depositor") and The Bank of New York, as Trustee. Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

              2. That the Purchaser's Taxpayer Identification Number is
          _________________.

              3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue code of 1986, as amended (the "Code"), or an ERISA Prohibited Holder, and will not be a "disqualified organization" as of [date of transfer], and that the purchaser is not acquiring the Credit Suisse First Boston Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1999-1, Class R Certificates (the "Residual Certificates") for the account of, or as agent (including as a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code
          Section 521) that is exempt from federal income tax unless such organization (other than a farmers' cooperative described in Code
          Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. For these purposes, an "ERISA Prohibited Holder" means an employee benefit plan subject to the fiduciary provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and/or Code Section 4975 or any governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or a Person investing the assets of such a Plan.

              4. That the Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the Residual Certificates as it becomes due.

              5. That the Purchaser understands that it may incur tax liabilities with respect to the Residual Certificates in excess of cash flow generated by the Residual Certificates.

              6. That the Purchaser will not transfer the Residual Certificates to any person or entity from which the Purchaser has not received an affidavit substantially in the form of this affidavit and as to which the Purchaser has actual knowledge that the requirements set forth in paragraphs 3, 4 or 7 hereof are not satisfied or that the Purchaser knows or has reason to know does not satisfy the requirements set forth in paragraph 4 hereof.

              7. That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Residual Certificates in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Residual Certificates to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Residual Certificates will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia (except, in the case of a partnership, Treasury regulations are adopted that provide otherwise), an estate that is subject to U.S. federal income tax regardless of the source of its income, or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

              8. That the Purchaser agrees to such amendments of the Trust Agreement as may be required to further effectuate the restrictions on transfer of the Residual Certificates to such a "disqualified organization," an agent thereof or a person that does not satisfy the requirements of paragraphs 4, 5 and 7 hereof.

              9. That, if a "tax matters person" is required to be designated with respect to the REMIC, the Purchaser agrees to act as "tax matters person" and to perform the functions of "tax matters partner" of the REMIC pursuant to Section 2.04(c) of the Trust Agreement, and agrees to designate the Trustee as the Purchaser's agent in performing the functions of "tax matters person" and "tax matters partner."

     IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its ___________________ this __th day of ______________.


                                     Credit Suisse First Boston Corporation


                                     By:____________________________________
                                     Name:
                                     Title:


     Personally appeared before me the above-named ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the __________________ of the Purchaser, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Purchaser.

     Subscribed and sworn before me this ___th day of _____________.


                                             ----------------------------
                                             Notary Public

                                             Count of ____________________

                                             State of _____________________

                                             My Commission expires the ____
                                        day of _______________, 19__

                                                              EXHIBIT 1
                                                              to EXHIBIT F


                              Certain Definitions


     "Ownership Interest": As to any Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or pledgee.

     "Permitted Transferee": (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing,
(ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(l) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any State thereof or the District of Columbia (except, in the case of a partnership, Treasury regulations are adopted that provide otherwise), an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form 4224 or any applicable successor form, and (vi) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class R Certificates to such Person may cause the REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

     "Person": Any individual, corporation, partnership, limited partnership, joint venture, bank, limited liability company, association, joint-stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Transfer": Any transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                                                                  EXHIBIT 2
                                                                  to EXHIBIT F


                 (a)   Section 4.02(e) of the Agreement

          (A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (B) In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of, an affidavit (a "Transfer Affidavit " attached hereto as Exhibit E) from the proposed Transferee, in form and substance satisfactory to the Trustee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 4.02(g) and agrees to be bound by them.

          (C) Notwithstanding the delivery of a Transfer Affidavit by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this transaction has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

          (D) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (x) to require a Transfer Affidavit (in the form attached hereto as Exhibit F) from any other Person to whom such Person attempts to transfer its Ownership Interest in a Residual Certificate and (y) not to transfer its Ownership Interest unless it provides a Transferor Affidavit (in the form attached hereto as Exhibit E) to the Trustee stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

          (E) Each Person holding or acquiring an Ownership Interest in a Residual Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Residual Certificate, if it is, or is holding an Ownership Interest in a Residual Certificate on behalf of, a "pass-through interest holder."

               (ii) The Trustee will register the Transfer of any Residual Certificate only if it shall have received the Transfer Affidavit and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. In addition, no Transfer of a Residual Certificate shall be made unless the Trustee shall have received a representation letter from the Transferee of such Certificate to the effect that such Transferee is a Permitted Transferee.

               (iii) (A) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the provisions of this
          Section 4.02(e), then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights as holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 4.02(e) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

               (B) If any purported Transferee shall become a holder of a Residual Certificate in violation of the restrictions in this Section 4.02(e) and to the extent that the retroactive restoration of the rights of the holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Trustee shall have the right, without notice to the holder or any prior holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Trustee on such terms as the Trustee may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Trustee. Such purchaser may be the Trustee itself or any Affiliate of the Trustee. The proceeds of such sale, net of the commissions (which may include commissions payable to the Trustee or its Affiliates), expenses and taxes due, if any, will be remitted by the Trustee to such purported Transferee. The terms and conditions of any sale under this clause
                    (iii)(B) shall be determined in the sole discretion of the Trustee, and the Trustee shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

               (iv) The Trustee shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is a Disqualified Organization, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the "excess inclusions" of such Residual Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in
          Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person which is a Disqualified Organization. Reasonable compensation for providing such information may be accepted by the Trustee.

               (v) The provisions of this Section 4.02(e) set forth prior to this subsection (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee at the expense of the party seeking to modify, add to or eliminate any such provision the following:

               (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings of any Class of Certificates; and

               (B) an Opinion of Counsel, in form and substance satisfactory to the Trustee, to the effect that such modification of, addition to or elimination of such provisions will not cause the REMIC created hereunder to cease to qualify as a REMIC and will not cause the REMIC created hereunder to be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person that is not a Permitted Transferee or (y) a Person other than the prospective transferee to be subject to a REMIC-tax caused by the Transfer of a Residual Certificate to a Person that is not a Permitted Transferee.

     The restrictions on Transfers of a Class R Certificates set forth in this
Section 4.02(e) shall cease to apply (and the applicable portions of the legend on a Class R Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund or the Trustee, to the effect that the elimination of such restrictions will not cause any REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in the Class R Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Class R Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Class R Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

     The preparation and delivery of all certificates and opinions referred to above in this Section 4.02 in connection with transfer shall be at the expense of the parties to such transfers.

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599





                                                          November 11, 1999


VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


              Re: Credit Suisse First Boston Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1999-1

Ladies and Gentlemen:

         On behalf of Credit Suisse First Boston Mortgage Securities Corp. (the "Company"), we attach herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for the Trust Agreement in connection with the above-referenced transaction.



                                              Very truly yours,

                                              /s/ Robert A. Ladd

                                              Robert A. Ladd


Attachment